UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
FORM 8-K
__________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): December 23, 2014
 AMERICAN RESIDENTIAL PROPERTIES, INC.
(Exact name of Registrant as specified in its charter)
 __________________

Maryland	001-35899	45-4941882
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

7047 East Greenway Parkway, Suite 350
Scottsdale, AZ 85254
(Address of principal executive offices) (Zip code)

(480) 474-4800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2014, American Residential Properties, Inc. (the “Company”) and Christopher J. “Jay” Byce, the Company’s Senior Vice President, Investments, entered into an Amended and Restated Executive Severance and Change in Control Vesting Agreement (the “Restated Severance Agreement”) to amend and restate in its entirety Mr. Byce’s Executive Severance and Change in Control Vesting Agreement entered into on December 27, 2013 (the “Original Severance Agreement”).
The Company and Mr. Byce entered into the Restated Severance Agreement solely to conform its Section 8.18, captioned “Parachute Provisions,” to the terms pertaining to parachute provisions contained in the employment agreements and severance agreements of the Company’s other executive officers. As revised in the Restated Severance Agreement, that section provides that, in the event any amount payable to, or other benefit receivable by, Mr. Byce pursuant to the Restated Severance Agreement is deemed to constitute a “parachute payment” as defined in Section 280G of the Internal Revenue Code of 1986, as amended, such payment or benefit shall be reduced in accordance with, and to the extent required by, the provisions of the Company’s 2012 Equity Incentive Plan (the “Plan”). The Plan provides that Plan participants, such as Mr. Byce, will receive either (a) all promised “parachute payments” (with the participant responsible for paying any excise tax) or (b) reduced benefits equal to the maximum amount that can be paid without excise tax liability, whichever provides the greater after-tax benefit to the participant.
Except as described above, the terms and conditions of the Restated Severance Agreement are the same as the terms and conditions of the Original Severance Agreement. The description of the material terms and conditions of the Original Severance Agreement set forth under Item 1.01 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 3, 2014 is incorporated herein by reference.
The foregoing description of the Restated Severance Agreement and the Plan do not purport to be complete and are qualified in their entirety by reference to the Restated Severance Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and to the Plan, a copy of which was filed with the SEC by the Company on April 22, 2013 as Exhibit 10.1 to Amendment No. 1 to Registration Statement on Form S-11 (File No. 333-187450).
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Executive Severance and Change in Control Vesting Agreement, dated as of December 23, 2014, by and between American Residential Properties, Inc. and Christopher J. (“Jay”) Byce.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RESIDENTIAL PROPERTIES, INC.

January 5, 2015	By:	/s/ Stephen G. Schmitz
Name: Stephen G. Schmitz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Executive Severance and Change in Control Vesting Agreement, dated as of December 23, 2014, by and between American Residential Properties, Inc. and Christopher J. (“Jay”) Byce.